JOINDER AGREEMENT

            THIS JOINDER IN MASTER SECURITY AGREEMENT AND STOCK PLEDGE AGREEMENT (this "JOINDER") is executed as of March 31, 2006 by PWI Technologies, Inc., a Washington corporation ("PWI"), Incentra Solutions of California, Inc., a Delaware corporation ("CALIFORNIA") and Incentra Solutions International, Inc., a Delaware corporation ("International" and together with PWI and California, the "JOINING PARTIES" and each, a "JOINING PARTY"), and delivered to Laurus
Master Fund, Ltd., a Cayman Islands company (the "Purchaser"). Except as otherwise defined herein, terms used herein and defined in the 2006 Purchase Agreement (as defined below).

                              W I T N E S S E T H:

            WHEREAS, Incentra Solutions, Inc., a Nevada corporation (the "Company"), certain Subsidiaries of the Company (in the case of the Security Agreement) and the Purchaser, have entered into (x) a Securities Purchase Agreement, dated as of May 13, 2004 (as amended, modified or supplemented from time to time, the "2004 PURCHASE AGREEMENT"), (y) a Security Agreement, dated as of February 6, 2006 (as amended, modified or supplemented from time to time, the "2006 SECURITY AGREEMENT") and (z) a Securities Purchase Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "2006 PURCHASE AGREEMENT"); and

            WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of each of the 2004 Purchase Agreement, the 2006 Security Agreement and the 2006 Purchase Agreement, to become an "Assignor" under the 2004 Master Security Agreement and a "Pledgor" under the 2006 Stock Pledge Agreement;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchaser and hereby covenants and agrees with the Purchaser as follows:

            NOW, THEREFORE, the Joining Party agrees as follows:

            1. By this Joinder, each Joining Party becomes (i) an "Assignor" for all purposes under the 2004 Master Security Agreement and (ii) a "Pledgor" for all purposes under the 2006 Stock Pledge Agreement.

            2. Each Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the 2006 Stock Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the 2006 Stock Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and

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punctual  payment of the  Indebtedness  (as  defined  in the 2006  Stock  Pledge
Agreement), each Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser grants to the Purchaser a security interest in all Collateral (as defined in the 2006 Stock Pledge Agreement), if any, now owned or, to the extent provided in the 2006 Stock Pledge Agreement, hereafter acquired by it.

            4. Each Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the 2004 Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the 2004 Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the 2004 Master Security Agreement), each Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the 2004 Master Security Agreement), if any, now owned or, to the extent provided in the 2004 Master Security Agreement, hereafter acquired by it.

            5. In connection with the grant by each Joining Party, pursuant to paragraphs 3 and 4 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the 2004 Master Security Agreement and the 2006 Stock Pledge Agreement) in favor of the Purchaser, the Joining Party (i) agrees to deliver to the Purchaser, together with the delivery of this Joinder, each of the items specified in Section 3 of the 2006 Stock Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the 2004 Master Security Agreement and the 2006 Stock Pledge Agreement) owned by each Joining Party, (iii) authorizes the Purchaser to file any such financing statements without the signature of the respective Joining Party where permitted by law (such authorization includes a description of the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" of the respective Joining Party all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchaser assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Purchaser.

            6. Without limiting the foregoing, each Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Assignor pursuant to the 2004 Master Security Agreement and (ii) each Pledgor pursuant to the 2006 Stock Pledge Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of an Assignor and Pledgor 2004 Master Security Agreement and the 2006 Stock Pledge Agreement, respectively, and all other Related Agreements (as defined in each of the 2004 Purchase Agreement and the 2006 Purchase Agreement) and/or Ancillary Agreements (as defined in the 2006 Security Agreement) to which it is or becomes a party.

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                                                                          Page 3


            8. Schedule A to the 2006 Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for each Joining Party contained on Schedule A attached hereto as Annex I. In addition, Schedule A to the 2004 Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II.

            9. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, PROVIDED, HOWEVER, no Joining Party may not assign any of its rights, obligations or interest hereunder or under the 2004 Purchase Agreement, the 2006 Security Agreement, the 2006 Purchase Agreement or, in each case, any agreement related thereto, without the prior written consent of the Purchaser by such agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

            10. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute (I) a "Related Agreement" for all purposes of (x) the 2004 Purchase Agreement and the Related Agreements referred to in the 2004 Purchase Agreement, as each are amended, modified or supplemented from time to time and (y) the 2006 Purchase Agreement and the Related Agreements referred to in the 2006 Purchase Agreement, as each are amended, modified or supplemented from time to time and (II) an "Ancillary Agreement" for all purposes of the 2006 Security Agreement and the Ancillary Agreements referred to in the 2006 Security Agreement, , as each are amended, modified or supplemented from time to time.

            11. The effective date of this Joinder is March 31, 2006.

                                      * * *

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                                                                          Page 4


            IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

                                        PWI TECHNOLOGIES, INC.

                                        By: /s/ Thomas P. Sweeney III
                                            ------------------------------------
                                            Name:  Thomas P. Sweeney III
                                            Title: Chief Executive Officer


                                        INCENTRA SOLUTIONS OF CALIFORNIA, INC.

                                        By: /s/ Thomas P. Sweeney III
                                            ------------------------------------
                                            Name:  Thomas P. Sweeney III
                                            Title: Chief Executive Officer


                                        INCENTRA SOLUTIONS INTERNATIONAL, INC.

                                        By: /s/ Thomas P. Sweeney III
                                            ------------------------------------
                                            Name:  Thomas P. Sweeney III
                                            Title: Chief Executive Officer

Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.


By: /s/ David Grin
    ---------------------------
    Name:  David Grin
    Title: Managing Partner

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                                                                          Page 6


                                                                         ANNEX I

                                      NONE

                                                                        ANNEX II

                                   SCHEDULE A

--------------------------------------------------------------------------------
                                 Jurisdiction of     Organization Identification
         Entity                    Formation                    Number
--------------------------------------------------------------------------------
ManagedStorage                      Delaware                   3188876
International, Inc.
--------------------------------------------------------------------------------
PWI Technologies, Inc               Washington                 601840570
--------------------------------------------------------------------------------
Incentra Solutions of               Delaware                   3925903
California, Inc.
--------------------------------------------------------------------------------
Incentra Solutions, Inc.            Nevada                     C7006-1995
--------------------------------------------------------------------------------
Incentra Solutions                  Delaware                   3766180
International, Inc.
--------------------------------------------------------------------------------